UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 13, 2008

FORTISSIMO ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-52166	02-0762508
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14 Hamelacha Street, Park Afek, Rosh Ha’ayin Israel	48091
(Address of Principal Executive Offices)	(Postal Code)

Registrant’s telephone number, including area code: (011) 972-3-915-7400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 13, 2008, Psyop, Inc. (“Psyop”) issued a press release announcing its financial results as of and for the year ended December 31, 2007. A copy of Psyop’s press release announcing these financial results is attached as Exhibit 99.1 hereto, and is incorporated by reference into this report.

Item 8.01. Other Events.

In connection with the audit of the consolidated and combined results of operations for the year ended December 31, 2007 for Psyop, which will be contained in Amendment No. 1 to the preliminary proxy statement to be filed with the United States Securities and Exchange Commission (the “SEC”) by Fortissimo Acquisition Corp. (“Fortissimo”), Psyop discovered that its unaudited interim consolidated and combined results of operations for the nine months ended September 30, 2007, previously filed in Fortissimo's preliminary proxy statement filed with the SEC on February 13, 2008, need to be corrected.

Fortissimo has been informed by Psyop that the reason for the corrections was the result of Psyop incorrectly applying a different percentage-of-completion methodology to certain contracts in process during this interim nine-month period as compared to the methodology applied in arriving at its full year results for 2006 and 2005. In addition, Psyop advised Fortissimo that Psyop’s tax provision in its financial statements for the nine months ended September 30, 2007 also needed correction for certain adjustments that were not included in Psyop’s original calculation of its tax expense. Accordingly, Psyop’s unaudited interim consolidated and combined results of operation for the nine months ended September 30, 2007, as previously disclosed in Fortissimo’s preliminary proxy statement filed on February 13, 2008, should not be relied upon. Psyop is in the process of preparing corrected financial statements for such period.

Psyop has advised Fortissimo that Psyop has implemented enhanced internal controls over its revenue recognition process to minimize the risk of this type of misapplication of accounting methodology occurring in the future. Psyop has also recently hired a Chief Financial Officer whose experience should further enable it to improve its internal controls and disclosure controls.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press Release dated May 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2008

FORTISSIMO ACQUISITION CORP.

By:	/s/ Yuval Cohen
Name:	Yuval Cohen
Title:	President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release dated May 13, 2008.